Exhibit 10.6

VERIO

[Certain portions of this exhibit have been omitted pursuant to Rule 24b-2 and are subject to a confidential treatment request. Copies of this exhibit containing the omitted information have been filed separately with the Securities and Exchange Commission. The omitted portions of this document are marked with a ***.]

An NTT Communications Company

☐ NEW CUSTOMER	EXISTING CUSTOMER?
☒ UPGRADE	☐ ADD-ON	☐ DOWNGRADE	☐ RELOC	☒ RENEWAL
SERVICES ORDERED (see Attachments for detail)
☒ DED ACCESS	☐ MDG SERVICES	☐ COLO	☐ RAPID RO	☐ MODULAR	☐ POWER PKGS
ATTACHMENTS

☒ Access	☐ Colocation	☐ CPE VPN	☐ IP VPN	☐ EMS	☐ Intellisecurity	☐ LoadBalancing
☐ Mgd Storage	☐ Secure Entrance	☐ Server Config	☐ Smart Content	☐ Support Solution
☐ IP Justification	☐ BGP Request	☐ Other

PAYMENT INFORMATION (please select from options below)
#1 ☐ PERSONAL/CORPORATE CREDIT CARD?		Credit Card Type?	☐ VISA	☐ Master Card	☐ Am EX
Card Holder Name		Credit Card#		Exp. Date
#2 ☐ EFT?	Name on Bank Account?			Account Type
Bank Name & Address		Account #		Bank Routing #
#3 ☒ INVOICE	☒ BY EMAIL	☐ U.S. POSTAL SERVICE
TAX STATUS?			TAX ID # (IF EXEMPT)

COMPANY CONTACT INFORMATION
COMPANY NAME	Vital Stream	ARBOR #	45016121
CONTACT NAME	Dave Williams	ADDRESS	One Jenner, Suite 100
EMAIL	dwilliams@vitalstream.com	CITY	Irvine	STATE	CA
PHONE	949-743-2000	ZIP CODE	92618	COUNTRY	USA
MOBILE/PAGER	949-678-0291	FAX
CUSTOMER BILLING CONTACT INFORMATION
Billing Contact	Dave Williams	ADDRESS	One Jenner, Suite 100
EMAIL	dwilliams@vitalstream.com	CITY	Irvine
PHONE	949-743-2000	STATE	CA
MOBILE/PAGER	949-678-0291	ZIP CODE	92618
FAX		COUNTRY	USA
CUSTOMER TECHNICAL CONTACT & INSTALL INFORMATION
TECH CONTACT	Dave Williams	ADDRESS	See Notes
EMAIL	dwilliams@vitalstream.com	CITY		STATE
PHONE	949-743-2000	ZIP CODE		COUNTY
MOBILE/PAGER		COUNTRY
FAX		Do you have multiple new install locations? ☐ Yes ☐ No How may?

SERVICE TERM & TOTAL CHARGES
TERM COMMITMENT	☐ MONTHLY	☐ 12	☐ 24	☐ 36		☐ OTHER_____________
BILLING FREQUENCY	☒ MONTHLY		☐ QUARTERLY		☐ ANNUALLY
TOTAL ONE TIME INSTALLATION / SETUP/ EQUIPMENT CHARGES					$ 0
TOTAL MONTHLY RECURRING CHARGES					$ ***

Please review & sign the attached additional pages of the Service Order Form and the attached appropriate contract(s). The Service Order is not effective until the appropriate contract(s) has been signed by Customer and accepted by NTT/VERIO as provided in the contract(s). In the event of a conflict between the Service Order & the contract(s), the contract(s) shall govern.

SIGNED BY	/s/ David Williams			DATE
NTT/VERIO CONTACT INFORMATION
SALES REP	Farrah Kashef	BRANCH	Irvine	EMAIL	fkashef@verio.net	PHONE #	949-453-2324
Sales Engineer	Ray Rauch	BRANCH	Irvine	EMAIL	rrauch@verio.net	PHONE #	714-651-2097

VERIO

[Certain portions of this exhibit have been omitted pursuant to Rule 24b-2 and are subject to a confidential treatment request. Copies of this exhibit containing the omitted information have been filed separately with the Securities and Exchange Commission. The omitted portions of this document are marked with a ***.]

An NTT Communications Company	Service Order Form

CUSTOMER NAME		94Vital Stream			ARBOR #	45016121
PRODUCT & SERVICES INFORMATION
PRODUCT ID	PLAN CODE	PRODUCT NAME	SETUP/NRC ($)	MRR ($)	EXCESS USAGE ($) %Disc
BS_BURST	BS_B0***	*** Mbps Burstable Internet Access	$ 0.00	$***	***
Special_DA	BS_BO***	***Mbps Burstable Internet Access	$ 0.00	***	***
			$	$	$
			$	$	$
			$	$	$
			$	$	$
			$	$	$
TOTAL SERVICE CHARGES			$	$***
SOFTWARE & EQUIPMENT CHARGES & INFORMATION
PRODUCT ID	PLAN CODE	PRODUCT NAME	SETUP/NRC ($)		MRR ($)
			$		$
			$		$
			$		$
			$		$
TOTAL SOFTWARE & EQUIPMENT CHARGES			$		$
TELCO CHARGES & INFORMATION
TELCO CIRCUIT ORDERED BY		NTT/VERIO	TELCO VENDOR	Pacific Bell	POP ID	irvnca01
DEMARC LOCATION			ON SITE PHONE #
PRODUCT ID	PLAN CODE	PRODUCT NAME	SETUP/NRC ($)		MRR ($)
Local loop		OC12 Local loop charges in Irvine	$ 0		$***
BS_CKT	BS_CKT_PRT001G_SU	**** Mbps Ethernet Port Charge in Los Angeles	$ 0		$***
			$		$
			$		$
TOTAL TELCO CHARGES			$ 0		$***
TOTAL CHARGES			SETUP/NRC ($)		MRR ($)
TOTAL ONE-TIME & MONTHLY CHARGES			$ 0		$***
			$		$
			$		$
			$		$***
OTHER (IPs, BGP, E-RATE)
HOW MANY IP ADDRESSES REQUESTED?			use existing ones (If more than 8, complete the IP Justification Form)
BGP REQUESTED?		(If yes, complete BGP Request Form)	E-RATE CUSTOMER?		E-RATE STATUS?

VERIO

[Certain portions of this exhibit have been omitted pursuant to Rule 24b-2 and are subject to a confidential treatment request. Copies of this exhibit containing the omitted information have been filed separately with the Securities and Exchange Commission. The omitted portions of this document are marked with a ***.]

An NTT Communications Company	Service Order Form

SPECIAL INSTRUCTIONS

This is an aggregate billing deal with two connections.
This contact will supercede customers existing LA / Irvine contract. This contract term will expire on 5/14/05

1. *** Mbps burst to *** on the existing OC12 circuit in the Irvine POP: Address 8001 Irvine Center Drive, Suite 1200, Irvine, CA 92618

2. *** Mbps burst to *** Mbps on a gig-e port/connection at LA POP: Address 1200 W.7th, Los Angeles, CA 90017

3. The Parties agree that this Service Order Form is effective once it is signed by VitalStream and accepted by BTT/VERIO and that the services set forth herein shall be provided in accordance with the terms of the Internet Access Agreement dated August 30, 2002 between the Parties.